Exhibit 99.1

DRAFTKINGS COMPLETES ACQUISITION OF GOLDEN NUGGET ONLINE GAMING

BOSTON, MA – May 5, 2022-- DraftKings Inc. (Nasdaq: DKNG) today announced the completion of its acquisition of Golden Nugget Online Gaming, Inc. (“Golden Nugget Online Gaming” or “GNOG”) (the “GNOG Acquisition”).

The GNOG Acquisition will, among other things, allow DraftKings to leverage Golden Nugget’s established brand to broaden its reach into new customer segments and enhance the combined company’s iGaming product offerings through DraftKings’ vertically-integrated tech stack and Golden Nugget Online Gaming’s unique capabilities – including Live Dealer. The GNOG Acquisition does not include brick and mortar Golden Nugget casinos, which will continue to be owned by Fertitta Entertainment.

“Acquiring Golden Nugget Online Gaming gives us synergies across our business,” said Jason Robins, Chairman and CEO of DraftKings. “We anticipate that this acquisition will provide meaningful revenue uplift by utilizing our data-driven marketing capabilities and a dual brand iGaming strategy, gross margin improvement opportunities, and cost savings across external marketing and SG&A. I am proud to welcome the Golden Nugget Online Gaming team to the DraftKings family.”

“This will be an alliance unlike any other in the digital sports, entertainment and online gaming industry,” said Tilman Fertitta, Chairman and CEO of Golden Nugget Online Gaming. “Now that the acquisition is completed, I look forward to what the future will bring for our combined company and am confident this relationship will be a huge success.”

DraftKings will integrate Golden Nugget Online Gaming employees across its business, including Thomas Winter, who will transition to General Manager of North America iGaming, from his previous role as President of Golden Nugget Online Gaming.

Synergies and Strategic Benefits of the Acquisition

The GNOG Acquisition will deliver significant benefits to DraftKings as well as expected synergies of $300 million at maturity. DraftKings will deploy a multi-brand approach that will enhance cross-selling opportunities and drive increased revenue growth. In addition, there will be multiple channels for cost savings by, among other things, recognizing enhanced returns on advertising spending through marketing efficiencies, eliminating platform costs from migrating Golden Nugget Online Gaming’s current technology to DraftKings’ in-house proprietary platform, and reducing G&A costs, such as vendor services and duplicative overhead. Additionally, DraftKings and Fertitta Entertainment expect to rebrand certain current and future retail sportsbook locations at Fertitta Entertainment-owned Golden Nugget properties into DraftKings sportsbooks.

Combined company revenues

DraftKings expects revenue to increase from additional cross-promotion opportunities, which would be expected to complementarily grow DraftKings’ customer base by engaging existing Golden Nugget Online Gaming’s iGaming-first customers. Additional anticipated revenue synergies include potential technology and game expansion, such as Live Dealer offerings.

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Marketing efficiencies

The GNOG Acquisition will allow DraftKings to drive efficiencies by streamlining marketing and capitalizing on additional cross-promotion opportunities. By deploying a multi-brand strategy and accessing Golden Nugget Online Gaming’s built-in iGaming-first customer, DraftKings expects to recognize increased returns on advertising spending and greater LTV to CAC ratios.

Technology optimization

DraftKings plans to bring Golden Nugget Online Gaming onto its in-house technology, which is expected to deliver cost savings by reducing Golden Nugget Online Gaming’s third-party platform costs, operating expenses, and vendor costs. Additionally, once integrated, customers of both brands will utilize DraftKings’ technology and have access to expanded product offerings and features, including in-house live dealer and proprietary games, as well as an overall improvement in the customer experience.

Advisors

Raine Group served as exclusive financial advisor to DraftKings, and Sullivan & Cromwell LLP served as legal counsel to DraftKings. Jefferies served as lead financial advisor to Golden Nugget Online Gaming, and White & Case LLP served as legal counsel to Golden Nugget Online Gaming. Spectrum Gaming Capital acted as financial advisor and White & Case LLP acted as legal counsel to the Special Committee of Golden Nugget Online Gaming’s board of directors. Latham and Watkins LLP served as legal counsel to Fertitta Entertainment.

About DraftKings
DraftKings Inc. is a digital sports entertainment and gaming company created to fuel the competitive spirit of sports fans with products that range across daily fantasy, regulated gaming and digital media. Headquartered in Boston, and launched in 2012 by Jason Robins, Matt Kalish and Paul Liberman, DraftKings is the only U.S.-based vertically integrated sports betting operator. DraftKings is a multi-channel provider of sports betting and gaming technologies, powering sports and gaming entertainment for operators in 17 countries. The company operates iGaming in 5 states through its DraftKings brand, as well as operating Golden Nugget Online Gaming, an award-winning iGaming product and iconic gaming brand, in 3 states. DraftKings’ Sportsbook is live with mobile and/or retail betting operations in the United States pursuant to regulations in 18 states. DraftKings’ daily fantasy sports product is available in 6 countries internationally with 15 distinct sports categories. DraftKings is both an official daily fantasy and sports betting partner of the NFL, NBA, MLB, NHL, PGA TOUR and UFC as well as an official daily fantasy partner of NASCAR. Launched in August 2021, DraftKings Marketplace is a digital collectibles ecosystem designed for mainstream accessibility that offers curated NFT drops and supports secondary-market transactions. DraftKings also owns Vegas Sports Information Network (VSiN), a multi-platform broadcast and content company.

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Forward Looking Statements

This press release may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside DraftKings’ control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements include, without limitation, DraftKings’ expectations with respect to future performance and anticipated financial impacts of the Transactions, including expected synergies and opportunities related to the GNOG Acquisition. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. These factors are outside DraftKings’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against DraftKings and GNOG following the completion of the GNOG Acquisition; (2) the inability to maintain the listing of DraftKings’ Class A Common Stock on Nasdaq following the GNOG Acquisition; (3) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (4) costs related to the GNOG Acquisition; (5) changes in applicable laws or regulations, particularly with respect to gaming, gambling, sportsbooks, fantasy sports and other similar businesses; (6) the possibility that DraftKings may be adversely affected by other economic, business, and/or competitive factors, (7) market and supply chain disruptions due to the COVID-19 outbreak or other epidemics, pandemics or similar public health events; and (8) other risks and uncertainties indicated from time to time relating to the Transactions, including those identified in DraftKings’ and Golden Nugget Online Gaming’s filings with the SEC. The foregoing list of factors is not exclusive. Readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see DraftKings’ and Golden Nugget Online Gaming’s filings with the SEC. DraftKings undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

DraftKings

Media: Media@draftkings.com

@DraftKingsNews

Investors: Investors@draftkings.com

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